UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2015

StanCorp Financial Group, Inc.

(Exact name of registrant as specified in its charter)

State of Oregon	1-14925	93-1253576
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 SW Sixth Avenue, Portland, Oregon, 97204

(Address of principal executive offices and zip code)

(971) 321-7000

(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 – Other Events

On September 21, 2015, StanCorp Financial Group, Inc., an Oregon corporation (“StanCorp” or the “Company”), issued its Definitive Proxy Statement, (the “Proxy”) regarding a proposal that the Company’s shareholders vote to adopt the Agreement and Plan of Merger, dated as of July 23, 2015 (the “Merger Agreement”) with Meiji Yasuda Life Insurance Company, a mutual insurance company (seimei hoken sōgo-kaisha) organized under the Laws of Japan (“Meiji Yasuda”), and MYL Investments (Delaware) Inc., a Delaware corporation and wholly-owned subsidiary of Meiji Yasuda (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Meiji Yasuda. Among other things, the Proxy contained: (i) information in the “Background of the Merger” section as to (a) the Company’s retainer of Milliman, Inc. (“Milliman”) to act as the Company’s actuarial advisor and Meiji Yasuda’s subsequent engagement of Milliman to act as its actuarial advisor, (b) Goldman, Sachs & Co. (“Goldman Sachs”) discussions with regard to other parties that could potentially be interested in a strategic transaction involving StanCorp, (c) the Board of Director’s (“Board”) considerations of the potential advantages and disadvantages of pre-signing and post-signing market checks and (d) the results of the go-shop period; (ii) information in the “Opinion of Goldman, Sachs & Co.” section as to the retention of Goldman Sachs and services provided; (iii) information in the “Financial Projections” section as to the Company’s projections for fiscal year 2015-2017; and (iv) information in the “Litigation Related to the Merger” section as to putative class action lawsuits filed in the Circuit Court of the State of Oregon for the County of Multnomah.

Except as otherwise set forth below, the information in the Proxy remains unchanged and is incorporated by reference as relevant in this Form 8-K. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Proxy.

This filing supplements those disclosures with the following related information:

Background of the Merger

Subsequent to Milliman’s engagement by the Company, Milliman brought to the Company’s attention that a separate team at Milliman was working with Meiji Yasuda. Milliman explained to the Company and the Board the procedures it put in place for maintaining an information barrier between the team working for the Company and the team working for Meiji Yasuda. The Board discussed Milliman’s role in connection with a potential transaction, its procedures for ensuring confidentiality between the two teams, its longstanding relationship with and knowledge of the Company, and its preeminence in the actuarial field, and received advice that Milliman’s dual role is not uncommon in the insurance M&A market. Based on that discussion, the Board concluded that Milliman had appropriate confidentiality procedures in place and waived the conflict.

At the March 6, 2015 special meeting of the Board, representatives of Goldman Sachs explained that they expected broad-based interest in a strategic transaction involving StanCorp as employee benefits was one of the areas that many traditional life insurers were looking to add domestically.

With respect to the potential advantages and disadvantages of pre-signing and post-signing market checks, the Board discussed, among other things, tactical considerations, including the advantages and disadvantages of approaching other potential parties to solicit additional bids. The Board discussed the potential risk of competitive harm to the Company if strategic buyers conducted due diligence pre-signing but a transaction did not occur, and the increased risk of leaks inherent in a pre-signing market check, which could create instability among the Company’s employees and distributors.

During the go-shop period, twenty potential acquirers were contacted in the last week of July, 2015. The potential acquirers were selected from a group suggested by Goldman Sachs, with an additional suggestion from the Board. Of the potential acquirers who responded, reasons cited for declining to participate included a lack of strategic fit, focus on other acquisitions, and price, but the majority of potential acquirers declined without explanation.

Opinion of Goldman, Sachs & Co.

During the two year period ended July 23, 2015, Goldman Sachs had not been engaged by the Company or Meiji Yasuda or any of their respective consolidated subsidiaries to provide financial advisory or underwriting services for which the Investment Banking Division of Goldman Sachs had received compensation.

As part of its Selected Public Companies Analysis, Goldman Sachs also calculated the following item with respect to each of the selected companies:

•	P/BV Multiple (excluding AOCI) as of March 31, 2015

The results of this analysis are summarized as follows:

Company	P/BV (excluding AOCI)[1]
Aflac Incorporated	1.64x
Unum Group	1.08
Metlife, Inc.	1.07
Prudential Financial, Inc.	1.47
Ameriprise Financial, Inc.	3.10
Principal Financial Group, Inc.	1.58
Lincoln National Corporation	1.18
VOYA Financial, Inc.	0.87
Torchmark Corporation	2.05
Assurant, Inc.	1.08
Genworth Financial, Inc.	0.36
CNO Financial Group, Inc.	0.98
Symetra Financial Corporation	1.19
Primerica, Inc.	2.05
Fidelity & Guaranty Life	1.09
Kansas City Life Insurance Company	0.68
Manulife Financial Corporation	1.50
Great-West Life Assurance Company	2.22
Sun Life Financial, Inc.	1.71

1	P/BV based on price per share / basic book value per share.

Goldman Sachs also calculated (for the 10 years preceding July 17, 2015), for the Company and certain of its peers:

•	Historical One-Year Forward P/E multiples; and

•	Historical P/BV (excluding AOCI) multiples.

The results of these analyses are summarized as follows:

Historical One-Year Forward P/E Multiples

Average	1Y	3Y	5Y	10Y
StanCorp Financial Group, Inc.	13.2x	12.4x	11.4x	10.9x
Group Benefits / A&H Peers¹	9.8	9.2	8.7	10.2
Other U.S. Large Cap Peers²	11.9	10.9	10.1	10.4
U.S. Mid Cap Peers³	12.0	11.4	10.6	10.3
Canadian Life Insurers[4]	13.0	12.4	11.7	12.9

1	Group Benefits / A&H Peers includes Unum, Aflac
2	Other U.S. Large Cap Peers includes MetLife, Prudential, Ameriprise, Principal, Lincoln, Voya, Torchmark.
3	U.S. Mid Cap Peers includes Assurant, Genworth, CNO Financial, Primerica, Symetra, Fidelity and Guaranty Life, Kansas City Life.
4	Canadian Life Insurers includes Manulife, Great-West Life, Sun Life.

Historical P/BV (excluding AOCI) Multiples

Average	1Y		3Y		5Y		10Y
StanCorp Financial Group, Inc.	1.39	x	1.21	x	1.13	x	1.33	x
Group Benefits / A&H Peers¹	1.34		1.38		1.42		1.76
Other U.S. Large Cap Peers²	1.42		1.27		1.13		1.24
U.S. Mid Cap Peers³	0.98		0.86		0.76		0.78
Canadian Life Insurers[4]	1.62		1.43		1.26		1.52

1	Group Benefits / A&H Peers includes Unum, Aflac.
2	Other U.S. Large Cap Peers includes MetLife, Prudential, Ameriprise, Principal, Lincoln, Voya, Torchmark.
3	U.S. Mid Cap Peers includes Assurant, Genworth, CNO Financial, Primerica, Symetra, Fidelity and Guaranty Life, Kansas City Life.
4	Canadian Life Insurers includes Manulife, Great-West Life, Sun Life.

Goldman Sachs based the above analysis on information from Bloomberg, Capital IQ and IBES as on July 17, 2015.

With respect to Goldman Sachs’ Selected Precedent Transactions Analysis, the following table provides additional analysis of certain publicly available information relating to the following acquisitions in the insurance and employee benefits industries involving aggregate consideration greater than $100 million:

Announced	Acquiror	Target	Price to Book Value (excluding AOCI)		Price to LTM NOI Multiple
2011	Tokio Marine Holdings, Inc.	Delphi Financial Group, Inc.	1.68	x	13.7	x
2008	Wilton Re Holdings Ltd.	HealthMarkets, Inc.’s Life Insurance Subsidiaries	NA		NA
2007	Sun Life Financial Inc.	Genworth Financial, Inc.’s U.S. Employee Benefits Group	1.10	[1]	20.3
2007	Humana Inc.	CompBenefits Corp.	NA		NA
2007	Humana Inc.	KMG America Corp.	0.72		NM
2006	Great American Financial Resources, Inc.	Ceres Group, Inc.	1.00		13.6
2006	HCC Insurance Holdings Inc.	Allianz Life Insurance Company Health Products Division	NA		NA
2004	Jefferson-Pilot Corp.	Great-West Lifeco Inc. U.S. Group	NA		NA
2003	The Hartford Financial Services Group, Inc.	CNA Financial Corp’s Group Benefits Business	NA		10.0	[2]
2003	RBC Insurance	Provident Life and Accident Insurance Company’s Canadian Operations	NA		NA
2001	Fortis, Inc. (Assurant)	Protective Life’s Dental Benefits Division	NA		NA
1999	GE Financial Assurance	Phoenix’s Home Life’s Group Business	NA		NA
1999	Jefferson-Pilot Corp.	Guarantee Life Companies of Omaha	1.36		20.8
1999	HCC Insurance Holdings Inc.	Centris Group Inc.	1.57		NM
1998	Investor Group	CompDent Corp.	2.28	[3]	NM

1	Reflects reported price to book including structuring benefits of transaction.
2	Based on estimated 2004 earnings per Hartford December 10, 2013 investor presentation.
3	Breakdown of AOCI not available.

“NA” reflects data not publicly available, and “NM” reflects non-meaningful multiples due to negative values or P/E multiples in excess of 40x.

For each of the selected transactions, Goldman Sachs calculated and compared, based on information it obtained from SEC filings, Bloomberg LP, Wall Street Research, SNL Financial and other publicly available sources, the announced transaction price as (i) a multiple of the target company’s last reported book value (excluding AOCI) as of the announcement date of the transaction and (ii) a multiple of the target company’s net operating income for the most recently available 12-month period preceding each precedent transaction, which we refer to as the LTM NOI Multiple.

In Goldman Sachs’ Illustrative Dividend Discount Model Analysis, the discount rate range of 9.0% - 11.0% was derived by application of the capital asset pricing model which requires certain company-specific inputs including the beta for the Company, as well as certain financial metrics for the United States financial markets generally. The total number of fully diluted outstanding shares utilized by Goldman Sachs as of July 20, 2015 (as provided by the management of the Company) was based on 42.3 million common shares outstanding, 1.5 million shares related to stock options, 0.1 million shares related to restricted stock units, 0.1 million shares related to non-lapsed performance shares, 0.02 million shares related to the Company’s employee share purchase plan, and 0.01 million shares related to director annual stock grants.

Financial Projections

With respect to the financial projections provided by StanCorp management and relied upon by Goldman Sachs for purposes of its analysis, StanCorp management projected as follows for fiscal years 2015-2017:

	2015	2016	2017
	(Dollars in millions)
Total Revenues	$2,787	$2,892	$3,073
Net Income	205	209	240
Share Repurchases	125	125	125

Litigation Related to the Merger

With respect to the four putative class action lawsuits filed in the Circuit Court of the State of Oregon for the County of Multnomah (“Multnomah County Circuit Court”), captioned Shiva Stein, et al. v. StanCorp Financial Group, Inc., et al., Case No. 15CV20372, filed July 31, 2015, Bud and Sue Frashier Family Trust, et al. v. J. Greg Ness, et al., Case No. 15CV20832, filed August 7, 2015, Grant Causton, et al. v. StanCorp Financial Group, Inc., et al., Case No. 15CV22197, filed August 20, 2015, and Janet Shock v. StanCorp Financial Group, Inc., et al., Case No. 15CV23748 (later amended to name Hillery Scott as plaintiff), filed September 8, 2015, on October 7, 2015, the Multnomah County Circuit Court granted an order of consolidation and appointment of co-lead counsel, consolidating the four lawsuits for all purposes under the caption In re StanCorp Financial Group, Inc. Stockholder Litigation, Case No. 15CV20372 (the “Oregon Action”).

On November 3, 2015, the Company, each of the members of the Company’s Board, Meiji Yasuda, and Merger Sub entered into a Memorandum of Understanding (the “MOU”) with the plaintiffs in the Oregon Action, which sets forth the parties’ agreement in principle for a settlement of the Oregon Action. As set forth in the MOU, the Company, the members of the Company’s Board, Meiji Yasuda, and Merger Sub have agreed to the settlement solely to eliminate the burden, expense, distraction, and uncertainties inherent in further litigation, and without admitting any liability or wrongdoing.

As part of the settlement, the Company agreed to make certain additional disclosures related to the Merger, which are set forth in this Form 8-K. These additional disclosures should be read in conjunction with the disclosures contained in the Proxy, which in turn should be read in its entirety. As contemplated by the MOU, the release to be contained in the stipulation is in consideration of the additional disclosures in this Form 8-K. Nothing in this Form 8-K or any stipulation of settlement shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth in this Form 8-K.

Forward-looking Statements

Statements in this Form 8-K, and in the documents to which we refer to in this Form 8-K, that relate to future results and events are forward-looking based on the Company’s current expectations. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Risks, uncertainties and assumptions include, but are not limited to: (1) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (2) the inability to complete the proposed merger due to the failure to obtain shareholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (3) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; (4) the effect of the announcement of the proposed merger on the Company’s relationships with its distributors, operating results and business generally; and (5) the outcome of any legal proceedings that have been or may be instituted against the Company and others relating to the Merger Agreement.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments will cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10–K for the fiscal year ended December 31, 2014, which was filed with the Securities and Exchange Commission (“SEC”) on February 26, 2015, under the heading “Item 1A — Risk Factors,” and in subsequent reports on Forms 10–Q and 8–K filed with the SEC by the Company.

Additional Information and Where to Find It

In connection with the proposed merger transaction, the Company filed with the SEC a Schedule 14A and furnished to the Company’s shareholders a definitive proxy statement, dated as of September 21, 2015, and other relevant documents. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE MERGER. The Company’s shareholders may obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the Company’s shareholders may obtain a free copy of the Company’s filings with the SEC from the Company’s investor relations website at www.stancorpfinancial.com or by directing a request to: StanCorp Financial Group, Inc., 1100 SW Sixth Avenue, Portland, OR 97204, Attn: Jeff Hallin, Vice President, Investor Relations and Capital Markets, (971) 321-6127, jeff.hallin@standard.com.

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from shareholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of the Company in connection with the proposed merger is set forth in the proxy statement and the other relevant documents filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K filed with the SEC on February 26, 2015 and in its definitive proxy statement filed with the SEC on Schedule 14A on September 21, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANCORP FINANCIAL GROUP, INC.

By:	/s/ Floyd F. Chadee
Name:	Floyd F. Chadee
Title:	Senior Vice President and Chief Financial Officer

Dated:   November 3, 2015